                                                                 EXHIBIT (O)(II)
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, SAMUEL J. FOTI, Director of The Enterprise Group of Funds and Trustee of Enterprise Accumulation Trust (the "Funds") which Funds have:

         (i) filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements on Form N-1A or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain open-end investment company shares to be issued by said Funds;

         (ii) intends to file with the SEC under said Act(s) Registration Statements, on SEC Form N-1A or such other forms as may be adopted by the SEC, for the registration of an open-end investment company; and

         (iii) intends to file one or more amendments to one or more of said Registration Statements;

hereby constitute and appoint VICTOR UGOLYN, Chairman, President and Chief Executive Officer of said corporation and RICHARD E. MULROY, Senior Vice President and General Counsel of The Mutual Life Insurance Company of New York; my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statement and amendment with all exhibits thereto, any and all other information and documents in connections therewith, with the SEC, hereby granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of August, 1996.

                                    /s/ SAMUEL J. FOTI
                                    --------------------------------------------
                                    (Signature)

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

On the 29 day of August, 1996 before me personally came SAMUEL J. FOTI to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                    /s/ RUTH BURWA
                                    --------------------------------------------
                                    Notary Public

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, MICHAEL I. ROTH, Director of The Enterprise Group of Funds and Trustee of Enterprise Accumulation Trust (the "Funds") which Funds have:

         (iv) filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements on Form N-1A or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain open-end investment company shares to be issued by said Funds;

         (v) intends to file with the SEC under said Act(s) Registration Statements, on SEC Form N-1A or such other forms as may be adopted by the SEC, for the registration of an open-end investment company; and

         (vi) intends to file one or more amendments to one or more of said Registration Statements;

hereby constitute and appoint VICTOR UGOLYN, Chairman, President and Chief Executive Officer of said corporation and RICHARD E. MULROY, Senior Vice President and General Counsel of The Mutual Life Insurance Company of New York; my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statement and amendment with all exhibits thereto, any and all other information and documents in connections therewith, with the SEC, hereby granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16 day of August, 1996.

                                    /s/ MICHAEL I. ROTH
                                    --------------------------------------------
                                    (Signature)

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

On the 16 day of August, 1996 before me personally came MICHAEL I. ROTH to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                    /s/ RUTH BURWA
                                    --------------------------------------------
                                    Notary Public

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, ARTHUR T. DIETZ, Director of The Enterprise Group of Funds and Trustee of Enterprise Accumulation Trust (the "Funds") which Funds have:

         (vii) filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements on Form N-1A or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain open-end investment company shares to be issued by said Funds;

         (viii) intends to file with the SEC under said Act(s) Registration Statements, on SEC Form N-1A or such other forms as may be adopted by the SEC, for the registration of an open-end investment company; and

         (ix) intends to file one or more amendments to one or more of said Registration Statements;

hereby constitute and appoint VICTOR UGOLYN, Chairman, President and Chief Executive Officer of said corporation and CATHERINE R. MCCLELLAN, Senior Vice President and General Counsel of The Mutual Life Insurance Company of New York; my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statement and amendment with all exhibits thereto, any and all other information and documents in connections therewith, with the SEC, hereby granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21 day of August, 1996.

                                    /s/ ARTHUR T. DIETZ
                                    --------------------------------------------
                                    (Signature)

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

On the 21st day of August, 1996 before me personally came ARTHUR T. DIETZ to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                    /s/ JILL U. EDMONDSON
                                    --------------------------------------------
                                    Notary Public

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, LONNIE H. POPE, Director of The Enterprise Group of Funds and Trustee of Enterprise Accumulation Trust (the "Funds") which Funds have:

         (x) filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements on Form N-1A or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain open-end investment company shares to be issued by said Funds;

         (xi) intends to file with the SEC under said Act(s) Registration Statements, on SEC Form N-1A or such other forms as may be adopted by the SEC, for the registration of an open-end investment company; and

         (xii) intends to file one or more amendments to one or more of said Registration Statements;

hereby constitute and appoint VICTOR UGOLYN, Chairman, President and Chief Executive Officer of said corporation and CATHERINE R. MCCLELLAN, Senior Vice President and General Counsel of The Mutual Life Insurance Company of New York; my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statement and amendment with all exhibits thereto, any and all other information and documents in connections therewith, with the SEC, hereby granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this ________________ day of August, 1996.


                                    /s/ LONNIE H. POPE
                                    --------------------------------------------
                                    (Signature)

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

On the ___________ day of August, 1996 before me personally came LONNIE H. POPE to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                    /s/ JILL U. EDMONDSON
                                    --------------------------------------------
                                    Notary Public

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, ARTHUR HOWELL, Director of The Enterprise Group of Funds and Trustee of Enterprise Accumulation Trust (the "Funds") which Funds have:

         (xiii) filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements on Form N-1A or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain open-end investment company shares to be issued by said Funds;

         (xiv) intends to file with the SEC under said Act(s) Registration Statements, on SEC Form N-1A or such other forms as may be adopted by the SEC, for the registration of an open-end investment company; and

         (xv) intends to file one or more amendments to one or more of said Registration Statements;

hereby constitute and appoint VICTOR UGOLYN, Chairman, President and Chief Executive Officer of said corporation and CATHERINE R. MCCLELLAN, Senior Vice President and General Counsel of The Mutual Life Insurance Company of New York; my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statement and amendment with all exhibits thereto, any and all other information and documents in connections therewith, with the SEC, hereby granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____________ day of August, 1996.


                                    /s/ ARTHUR HOWELL
                                    --------------------------------------------
                                    (Signature)

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

On the 21st day of August, 1996 before me personally came ARTHUR HOWELL to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                    /s/ JILL U. EDMONDSON
                                    --------------------------------------------
                                    Notary Public

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, WILLIAM A. MITCHELL, Director of The Enterprise Group of Funds and Trustee of Enterprise Accumulation Trust (the "Funds") which Funds have:

         (xvi) filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements on Form N-1A or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain open-end investment company shares to be issued by said Funds;

         (xvii) intends to file with the SEC under said Act(s) Registration Statements, on SEC Form N-1A or such other forms as may be adopted by the SEC, for the registration of an open-end investment company; and

         (xviii) intends to file one or more amendments to one or more of said Registration Statements;

hereby constitute and appoint VICTOR UGOLYN, Chairman, President and Chief Executive Officer of said corporation and CATHERINE R. MCCLELLAN, Senior Vice President and General Counsel of The Mutual Life Insurance Company of New York; my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statement and amendment with all exhibits thereto, any and all other information and documents in connections therewith, with the SEC, hereby granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of August, 1996.

                                    /s/ WILLIAM A. MITCHELL
                                    --------------------------------------------
                                    (Signature)

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

On the 21st day of August, 1996 before me personally came WILLIAM A. MITCHELL to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                    /s/ JILL U. EDMONDSON
                                    --------------------------------------------
                                    Notary Public